                                  Exhibit 3.1

          CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION

                                       OF

                     MARITIME TRANSPORT & TECHNOLOGY, INC.

           UNDER SECTION 805 OF THE NEW YORK BUSINESS CORPORATION LAW


It is hereby certified that

(1) The name of the Corporation is Maritime Transport & Technology, Inc.

(2) The Certificate of Incorporation was filed by the Department of State on the 26th day of June, 1968 under the name Inter County Premium Advancing Corp.

(3) The Certificate of Incorporation of this Corporation is hereby amended to effect the following change:

          Paragraph (1) of the Certificate of Incorporation is amended to read
          (1) the name of the corporation is THE BANKER'S STORE, INC.

(4) The manner in which the foregoing amendment of the certificate of incorporation was authorized is as follows:

          (a) The Board of Directors of the corporation authorized the amendment under the authority vested in said Board under the provisions of the certificate of incorporation and of Section 803(a) of the Business Corporation Law.

          (b) A majority of votes cast by the shareholders of the corporation authorized the amendment under the authority vested in said shareholders in accordance with the provisions of Section 614(b) of the Business Corporation Law.


Dated July 13, 2000                     THE BANKER'S STORE, INC.

                                        By: /s/ Paul Clark
                                            ----------------------
                                            Paul Clark, President

                               STATE OF NEW YORK

                               BANKING DEPARTMENT


     I, Sara A. Kelsey, Deputy Superintendent of Banks of the State of New York, hereby approve, pursuant to the New York Business Corporation Law Section 301(a)(5)(b), as amended, the use of the word or a derivative of the word "BANK" in the name of THE BANKER'S STORE, INC.




      WITNESS, MY HAND AND OFFICIAL SEAL OF THE BANKING DEPARTMENT AT THE
       CITY OF NEW YORK, THIS 20TH DAY OF JULY IN THE YEAR TWO THOUSAND.


                                            /s/ Sara A. Kelsey
                                            ----------------------
                                            Deputy Superintendent of Banks

                     COPYRIGHT 1972 BY JULIUS BLUMBERG INC. LAW BLANK PUBLISHERS

M 385--Certificate of Amendment of Certificate of Incorporation
       Business Corporation Law Section 805: 12-86.


        Certificate of Amendment of the Certificate of Incorporation of

                      DELHI CONSOLIDATED INDUSTRIES, INC.

               under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

     (1)  The name of the corporation is DELHI CONSOLIDATED INDUSTRIES, INC.


     (2) The certificate of incorporation was filed by the department of state on the 26 day of June 1968, under the name Inter County Premium Advancing Corp.

     (3) The certificate of incorporation of this corporation is hereby amended to effect the following change*

          Paragraph (1) of the Certificate of Incorporation is amended to read
          (1) the name of the corporation is MARITIME TRANSPORT & TECHNOLOGY, INC.

          Paragraph* (4) of the original Certificate of Incorporation and subsequent amendments thereto, dealing with the authorization to issue ten (10,000,000) million $.01 par value common stock is hereby increased to read as follows:

               The aggregate number of shares which the corporation shall have authority to issue is forty (40,000,000) million $.01 par value common stock.



* Set forth the subject matter of each provision of the certificate of incorporation which is to be amended or eliminated and the full test of the provision(s), if any, which are to be substituted or added. If an amendment provides for a change of issued shares, the number and kind of shares changed, the number and kind of shares resulting from such change and the terms of change. If an amendment makes two or more such changes, a like statement shall be included in respect to each change.

(4) The amendment to the certificate of incorporation was authorized:

          *first, by vote of the board of directors.


          *and then at a meeting of shareholders by vote of a majority of all the outstanding shares entitled to vote thereon, at a special meeting held on March 8, 1989.

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      DELHI CONSOLIDATED INDUSTRIES, INC.

               Under Section 805 of the Business Corporation Law

     The undersigned, being the Chairman of the Board, the President and the Secretary of Delhi Consolidated Industries, Inc. hereby certify that:

     FIRST: The name of the corporation is Delhi Consolidated Industries, Inc.; the name under which it was formed is Inter County Premium Advancing Corp.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on the 26th day of June, 1968.

     THIRD: Article Third of the Certificate of Incorporation of the corporation, dealing with the authorized shares of the corporation is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue from five million (5,000,000) shares of common stock with a par value of one cent ($.01) per share to ten million (10,000,000) shares of common stock with a par value of one cent ($.01) per share. To effect such amendment such Article Third is hereby amended to read as follows:

          "THIRD: The total number of shares that may be issued by this corporation shall consist of ten million (10,000,000) shares of Common Stock of the par value of ONE CENT ($.01) each."

     FOURTH: The foregoing and outstanding amendment of the Certificate of Incorporation was authorized by vote of the holders of all of the outstanding shares of the corporation at a special meeting duly called and held for such purpose on the 22nd day of June, 1983.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate this 28th day of September, 1983.


                                                  /s/ Ronald Morrison
                                                  --------------------------
                                                  President & Chairman
                                                  Ronald Morrison


                                                  /s/ Richard I. Williams
                                                  --------------------------
                                                  Secretary
                                                  Richard I. Williams

                                  VERIFICATION
                                       OF
                            CERTIFICATE OF AMENDMENT

STATE OF GEORGIA
                    ss:
COUNTY OF Fulton

     Richard I. Williams, being duly sworn, deposes and says that he is the Secretary of Delhi Consolidated Industries, Inc., named in the foregoing Certificate of Amendment; that he has read and signed the same and that the statements contained therein are true.

                                                  /s/ Richard I. Williams
                                                  --------------------------
                                                  Secretary
                                                  Richard I. Williams

Sworn to before me this
28th  day of  September, 1983

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF

                      Delhi Consolidated Industries, Inc.
               Under Section 805 of the Business Corporation Law


     The undersigned, being the Chairman of the Board, the President and the Secretary of Delhi Consolidated Industries, Inc. hereby certify that:

     FIRST: The name of the corporation is Delhi Consolidated Industries, Inc.; the name under which it was formed is Inter County Premium Advancing Corp.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on the 26th day of June, 1968.

     THIRD: Article Third of the Certificate of Incorporation of the corporation, dealing with the authorized shares of the corporation is hereby amended to decrease the aggregate number of shares which the corporation shall have authority to issue from ten million (10,000,000) shares of common stock with a par value of one cent ($.01) per share to five million (5,000,000) shares of common stock with a par value of one cent ($.01) per share. To effect such amendment such Article Third is hereby amended to read as follows:

          "THIRD: The total number of shares that may be issued by this corporation shall consist of five million (5,000,000) shares of Common Stock of the par value of ONE CENT ($.01) each."

     FOURTH: The foregoing and outstanding amendment of the Certificate of Incorporation was authorized by vote of the holders of all of the outstanding shares of the corporation at a special meeting duly called and held for such purpose on the 22nd day of June, 1983.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate this 28th day of September, 1983.


                                        /s/ Ronald Morrison
                                        -------------------------------------
                                        President & Chairman
                                        Ronald Morrison


                                        /s/ Richard I. Williams
                                        -------------------------------------
                                        Secretary    Richard I. Williams

                                  VERIFICATION
                                       OF
                            CERTIFICATE OF AMENDMENT


STATE OF GEORGIA
                  ss:
COUNTY OF Fulton

     Richard I. Williams, being duly sworn, deposes and says that he is the Secretary of Delhi Consolidated Industries, Inc., named in the foregoing Certificate of Amendment; that he has read and signed the same and that the statements contained therein are true.


                                        /s/ Richard I. Williams
                                        -------------------------------------
                                        Secretary    Richard I. Williams


Sworn to before me this
28th day of September, 1983

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                         CERTIFICATE OF INCORPORATION
                                       OF
                      DELHI CONSOLIDATED INDUSTRIES, INC.

Under Section 805 of the Business Corporation Law

     The undersigned, being the Vice-President, Treasurer, and Secretary of Delhi Consolidated Industries, Inc., hereby certify that:

          FIRST:  The name of the corporation is Delhi Consolidated Industries,
Inc.: the name under which it was formed is Inter County Premium Advancing
Corp.

          SECOND: The certificate of incorporation of the corporation was filed by the Department of State on the 26th day of June, 1968.

          THIRD: Article Third of the Certificate of Incorporation of the corporation, dealing with the authorized shares of the corporation is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue from six million (6,000,000) shares of common stock with a par value of one cent ($.01) per share to ten million (10,000,000) shares of common stock with a par value of one cent ($.01) per share. To effect such amendment such Article Third is hereby amended to read as follows:

              "THIRD: The total number of shares that may be issued by this Corporation shall consist of ten million
              (10,000,000) shares of Common Stock of the par value of ONE CENT ($.01) each."

          FOURTH: The foregoing and outstanding amendment of the Certificate of Incorporation was authorized by a vote of the holders of all of the outstanding shares of the corporation at the annual meeting of shareholders duty called and held for such purpose on the 23rd day of November, 1981.

          IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate this 20th day of January, 1982.




                                        /s/ Rodney E. Mulford
                                        -----------------------------------
                                        Rodney E. Mulford
                                        Vice-President and Treasurer



                                        /s/ Phyllis J. Raeder
                                        ------------------------------------
                                        Phyllis J. Raeder
                                        Secretary

                                  VERIFICATION
                                       OF
                            CERTIFICATE OF AMENDMENT

STATE OF NEW YORK
                 ss:
COUNTY OF DELAWARE

     Phyllis J. Raeder, being duly sworn, deposes and says that she is the Secretary of Delhi Consolidated Industries, Inc., named in the foregoing Certificate of Amendment, that she has read and signed the same and that the statements contained therein are true.




                                        /s/ Phyllis J. Raeder
                                        --------------------------------------
                                        Phyllis J. Raeder
                                        Secretary


Sworn to before me this 20th day of January, 1982



/s/ Carol S. Townsend
---------------------------------------------
CAROL S. TOWNSEND
Notary Public, State of New York
Originally qualified in Delaware County
Commission Expires March 30, 1983

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF

                              Delhi Chemicals Inc.
               Under Section 805 of the Business Corporation Law


     The undersigned, being the Chairman of the Board the President and the Secretary of Delhi Chemicals, Inc. hereby certify that:

     FIRST: The name of the corporation is Delhi Chemicals, Inc.; the name under which it was formed is Inter County Premium Advancing Corp.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on the 26th day of June, 1968.

     THIRD: Article First of the Certificate of Incorporation of the corporation, dealing with the name of the corporation is hereby amended to the effect that such Article First is hereby amended to read as follows:

          "FIRST: The name of the corporation is Delhi Consolidated Industries, Inc."

     FOURTH: The foregoing and outstanding amendment of Certificate of Incorporation was authorized by vote of the holders of all of the outstanding shares of the corporation at a special meeting duly called and held for such purpose on the 25th day of November, 1980.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this certificate this 30th day of March, 1981.


                                        /s/ George C. Bergleitner, Jr.
                                        ---------------------------------
                                        George C. Bergleitner, Jr.
                                        President


                                        /s/ Phyllis J. Raeder
                                        ---------------------------------
                                        Phyllis J. Raeder
                                        Secretary

                                  VERIFICATION
                                       OF
                            CERTIFICATE OF AMENDMENT


STATE OF NEW YORK
                   ss:
COUNTY OF DELAWARE

     Phyllis J. Raeder, being duly sworn, deposes and says that she is the Secretary of Delhi Chemicals, Inc., named in the foregoing Certificate of Amendment, that she has read and signed the same and that the statements contained therein are true.

                                        /s/ Phyllis J. Raeder
                                        -------------------------------------
                                        Phyllis J. Raeder
                                        Secretary

Sworn to before me this

30 day of March, 1981

/s/ Benjamin M. Barnes
--------------------------



                               BENJAMIN M. BARNES
                        Notary Public State of New York
                         Qualified in Delaware County
                       Commission Expires March 30, 1982

     The following is a true copy of a resolution duly adopted by the Board of Directors of Delhi Industries, Inc. at a meeting of the said board at Stamford, New York on November 25, 1980.

     WHEREAS, there has been proposed the formation of a corporation pursuant to the laws of the State of New York under the name of Delhi Consolidated Industries, Inc. and the Secretary of State has requested the expression of an opinion of this board concerning the similarity of the proposed name to that of this corporation.

     NOW THEREFORE, be it resolved that in the opinion of this board the above mentioned proposed name does not so nearly resemble that of this corporation as to tend to confuse or deceive and it consents to the use of such name.


                                        /s/ George C. Bergleitner
                                        -------------------------------------
                                        President


                                        /s/ Phyllis J. Raeder
                                        -------------------------------------
                                        Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF



               Under Section 805 of the Business Corporation Law


     The undersigned, being the Chairman of the Board, the President and the Secretary of Delhi Chemicals, Inc. hereby certify that:

     FIRST: The name of the corporation is Delhi Chemicals, Inc.; the name under which it was formed is Inter County Premium Advancing Corp.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on the 26th day of June, 1968.

     THIRD: Article Third of the Certificate of Incorporation of the corporation, dealing with the authorized shares of the corporation is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue from four million (4,000,000) shares of common stock with a par value of one cent ($.01) per share to six million (6,000,000) shares of common stock with a par value of one cent ($.01) per share. To effect such amendment such Article Third is hereby amended to read as follows:

          "THIRD: The total number of shares that may be issued by this Corporation shall consist of six million (6,000,000) shares of Common Stock of the par value of ONE CENT ($.01) each."

     FOURTH: The foregoing and outstanding amendment of the Certificate of Incorporation was authorized by vote of the holders of all the outstanding shares of the corporation at a special meeting duly called and held for such purpose on the 25th day of November, 1980.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate this 4th day of December, 1980.

                                        /s/ George C. Bergleitner, Jr.
                                        ------------------------------------
                                        George C. Bergleitner, Jr.
                                        President


                                        /s/ Phyllis J. Raeder
                                        ------------------------------------
                                        Phyllis J. Raeder
                                        Secretary

                                  VERIFICATION
                                       OF
                            CERTIFICATE OF AMENDMENT

STATE OF NEW YORK
                    SS:
COUNTY OF DELAWARE

     Phyllis J. Raeder, being duly worn, deposes and says that she is the Secretary of Delhi Chemicals, Inc., named in the foregoing Certificate of Amendment, that she has read and signed the same and that the statements contained therein are true.

                                        /s/ Phyllis J. Raeder
                                        ------------------------------------
                                        Phyllis J. Raeder
                                        Secretary

Sworn to before me this
4th day December, 1980
/s/ Benjamin M. Barnes
----------------------

Benjamin M. Barnes
Notary Public, State of New York
Qualified in Delaware Country
Commission Expires March 30, 1982

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                             IPA ENTERPRISES CORP.

               Under Section 805 of the Business Corporation Law.


     IT IS HEREBY CERTIFIED THAT:

     (1) That name of the Corporation is IPA ENTERPRISES CORP. (changed herein in paragraph 3 (a).

     (2) The Certificate of Incorporation was filed by the Department of State on the 26th day of June, 1968, under INTER-COUNTY PREMIUM ADVANCING CORP. and as amended.

     (3) The Certificate of Incorporation of this Corporation is hereby further amended to effect the following changes:

     (a) Paragraph "FIRST" of the Certificate of Incorporation reads as follows:

     "FIRST": The name of the corporation is
              IPA ENTERPRISES CORP.

     The above paragraph "FIRST" is amended to read as follows:

     "FIRST": The name of the corporation is
              DELHI CHEMICALS, INC.

     (4) The amendment to the Certificate of Incorporation was authorized at a meeting of shareholders by a vote of a majority of all the outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, this Certificate has been subscribed, this 21st day of June, 1976, by the undersigned, who affirmed that the statements made herein are true under the penalties of perjury.

NAME                       Capacity in Which            Signature
----                            Signed                  ---------
                                ------

GEORGE C. BERGLEITNER, JR.     PRESIDENT       /s/ George C. Bergleitner, Jr.
                                                   --------------------------

NANCY W. HAYEN                 SECRETARY       /s/ Nancy W. Hayen
                                                   --------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             DELHI CHEMICALS, INC.

               Under Section 805 of the Business Corporation Law
                            of the State of New York


     WE, the undersigned, being the President and Secretary of DELHI CHEMICALS, INC. do hereby certify:

     1. The original name of the corporation is INTER COUNTY PREMIUM ADVANCING CORP, the present name of the corporation is DELHI CHEMICALS, INC.

     2. The Certificate of Incorporation was filed by the Secretary of State of June 2, 1968.

     3. The Certificate of Incorporation is amended as authorized by Section 805 of the Business Corporation Law to effect the following amendment:

        To increase the authorized common stock of the par value of $.01 each to the aggregate total of 4,000,000 shares of the par value of $.01 each from the previous total of 2,000,000 shares.

     4. To accomplish such amendment, Paragraph THIRD of the Certificate of Incorporation, which contains the statement with regard to the authorized shares, is hereby amended to read as follows:

        "THIRD: The total number of shares that may be issued by this Corporation shall consist of four million (4,000,000) shares of Common Stock of the par value of ONE CENT ($.01) each."

     5. The amendment of the Certificate of Incorporation was authorized by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the Shareholders of said Corporation duly called and held on the 4th day of November, 1976, a quorum being present and voting throughout.

     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury as of the 4th day of November, 1976.

                                   DELHI CHEMICALS, INC.

                                   BY: /s/ George C. Bergleitner, Jr.
                                       -------------------------------
                                       George C. Bergleitner, Jr.
                                       President

                                   BY: /s/ Nancy W. Hayen
                                       -------------------------------
                                       Nancy W. Hayen,
                                       Secretary

            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                                       OF

                      INTERCOUNTY PREMIUM ADVANCING CORP.
-------------------------------------------------------------------------------

          Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

          (1) The name of the corporation is INTERCOUNTY PREMIUM ADVANCING CORP. The name under which the corporation was originally formed was INTER COUNTY PREMIUM ADVANCING CORP. The corporation's name was changed to INTERCOUNTY PREMIUM ADVANCING CORP. pursuant to Certificate of Amendment filed by the Department of State on 21st day of May, 1969.

          (2) The Certificate of Incorporation was filed by the Department of State on the 26th day of June, 1968, and a Certificate of Amendment was filed by the Department of State on the 21st day of May, 1969.

          (3) The Certificate of Incorporation of this Corporation is hereby amended to effect the following change:

          The name of the corporation is hereby changed by amending paragraph marked "FIRST" of the Certificate of Incorporation to read as follows:

               "FIRST": The name of the corporation shall be "IPA ENTERPRISES CORP."

          (4) The amendment to the Certificate of Incorporation was authorized at a meeting of shareholders by a vote of more than two-thirds of the outstanding shares entitled to vote thereon.

          IN WITNESS WHEREOF, this Certificate has been subscribed on the 28th day of October, 1971, by the undersigned who affirm that the statements made herein are true under the penalties of perjury.


                         Capacity in
Name                     which signed             Signature
----                     ------------             ---------

Stuart R. Gordon          Secretary               /s/ Stuart R. Gordon
                                                  --------------------
                                                  Stuart R. Gordon


Isadore Herman            Vice President          /s/ Isadore Herman
                                                  --------------------
                                                  Isadore Herman

                            CERTIFICATE OF AMENDMENT
                                       of
                          CERTIFICATE OF INCORPORATION
                                       of
                      INTER COUNTY PREMIUM ADVANCING CORP.

               Under Section 805 of the Business Corporation Law.

IT IS HEREBY CERTIFIED THAT:

     (1) That name of the Corporation is INTER COUNTY PREMIUM ADVANCING CORP. (changed herein in paragraph 3(a).

     (2) The Certificate of Incorporation was filed by the Department of State on the 26th day of June, 1968.

     (3) The Certificate of Incorporation of this Corporation is hereby further amended to effect the following changes:

          (a) Paragraph "FIRST" of the Certificate of Incorporation reads as follows:

          "FIRST": The name of the corporation is INTER COUNTY PREMIUM ADVANCING CORP.

               The above paragraph "FIRST" is amended to read as follows:

          "FIRST": The name of the corporation is INTERCOUNTY PREMIUM ADVANCING CORP.

          (b) Paragraph "THIRD" of the Certificate of Incorporation reads as follows:

          "THIRD": The amount of the total authorized capital stock of this Corporation is Two Hundred (200) shares, common, without nominal or par value.

               The above paragraph "THIRD" is amended to read as follows:

          "THIRD": The total number of shares that may be issued by this Corporation shall consist of two million (2,000,000) shares of Common Stock of the par value of One Cent ($0.01) each. The amount of Capital Stock of this Corporation shall be TWENTY THOUSAND ($20,000.) DOLLARS.

          (c) A new paragraph "EIGHTH" shall be added too said Certificate of Incorporation, to read as follows:

          "EIGHTH": The corporation may, from time to time, issue and sell its authorized shares of One Cent ($0.01) par value Common Stock for such consideration, but not less than the par value thereof, as, from time to time, may be fixed by the Board of Directors without order, authority, consent or vote of the stockholders of the Corporation. Any and all such shares so issued, the full consideration for which has been paid or delivered, shall be deemed fully paid shares of stock and not liable for any further call or assessment thereon, and the holders of any such shares shall not be liable for any further payment thereon, except as provided by statutory law.

          (d) A new paragraph "NINTH" shall be added to said Certificate of Incorporation, to read as follows:

          "NINTH" : No stockholder of this Corporation shall have a preemptive right because of his stockholdings to have first offered to him any part of any stock of this Corporation hereafter issued, optioned or sold, or any part of any debentures, bonds and securities of this Corporation convertible into stock hereafter issued, optioned or sold by the Corporation. This provision shall operate to defeat preemptive rights in all stock and classes of stock now authorized, and in all debentures, bonds or securities of this Corporation which may be convertible into stock, and also to defeat preemptive rights in any and all stock and classes of stock and securities convertible into stock, which this Corporation may be hereafter authorized to issue by any amended certificate duly filed. Thus, any and all of the stock of this Corporation duly authorized and any and all debentures, bonds or securities of this Corporation at any time convertible into stock and any and all of the stock of this Corporation which may hereafter be authorized may at any time be issued, optioned and contracted for sale, and/or sold and disposed of by direction of the Directors of this Corporation to such persons and upon such terms and conditions as to the Directors seem proper and advisable without first offering the said stock or securities or any part thereof to existing stockholders.

          (e) Of the presently authorized 200 shares of no par value Common Stock, the issued and outstanding one share of no par value Common Stock is changed into one share of Common Stock of the par value of ONE CENT ($0.01), herein authorized in the ratio of one share of the new Common Stock of the par value of ONE CENT ($0.01) per share for the previously issued and outstanding share of the no par value Common Stock.

          (f) The capital of the Corporation is hereby reduced by $499.99 from $500.00 to $.01 for said change of shares of the Corporation. This surplus, resulting from such reduction, shall be available to be used for any purpose for which surplus may be used.

     (4) The amendment to the Certificate of Incorporation was authorized at a meeting of shareholders by a vote of a majority of all the outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, this Certificate has been subscribed this 5th day of May, 1969, by the undersigned, who affirmed that the statements made herein are true under the penalties of perjury.

                         Capacity in Which
Name                         Signed                           Signature
----                     ------------------                   ---------
BERNARD NAPARSTEK        President and Director          /s/ Bernard Naparstek
                                                         -----------------------

STUART R. GORDON         Vice President and Director     /s/ Stuart R. Gordon
                                                         -----------------------

PETER J. WATTERSON       Treasurer, Secretary
                         and Director                    /s/ Peter J. Watterson
                                                         -----------------------

                          CERTIFICATE OF INCORPORATION

                                       OF

                      INTER COUNTY PREMIUM ADVANCING CORP.

           (Pursuant to Section 402 of the Business Corporation Law.)


     I, the undersigned, desiring to form a stock corporation pursuant to the provisions of Section 402 of the Business Corporation Law of the State of New York, do hereby make, subscribe, acknowledged and file this Certificate for that purpose as follows:

     FIRST: The name of the corporation is INTER COUNTY PREMIUM ADVANCING CORP.

     SECOND: The purposes for which said corporation is to be formed are as follows:

     To lend money to other persons, partnerships, associations, and corporations for legal purposes permitted by the law including the advancing of monies for insurance policies and/or premiums secured by a mortgage for other lien or pledge for other security or without security but only to the extent permitted by Business Corporation under the General Corporation Laws of this State.

     To buy, lease and otherwise acquire lands and interest in lands of any kind and description of wheresoever situated; to buy, lease and otherwise acquire and to construct and erect buildings and structures in and on such lands for any use and purpose; to hold, own, improve, develop, maintain, operate, let, lease, mortgage, sell or otherwise dispose of such property or any part thereof; to equip and operate buildings and structures of whatsoever kind.

     To own, lease, operate, maintain, build, manage and control real estate necessary to conduct the business.

     To borrow money, to execute notes, pledges, and negotiable papers of every type and description for the purpose of business.

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
     To purchase, or otherwise acquire the control, right and interest, real or personal, from any person, firm or corporation engaged in the same general line of business actually or to hold or in any manner to dispose of the whole or any part of the property as acquired, and to exercise all the powers necessary or convenient to conduct and manage said business.

     To enter into, make, perform and carry out contracts, of every sort and kind, which may be necessary or convenient for the business of the Corporation, or business of any similar nature, with any person, firm, corporation, private or public, or municipal body politic under the Government of the United States, or any state, territory, or colony thereof, or any foreign government so far as, to the extent that, the same may be done or performed by corporations under the Business Corporation Law.

     To do all and everything necessary, suitable and proper for the accomplishment of any of the purposes or the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or assisted with other corporations, firms, or individuals, and to do any other acts incidental or pertaining to, or growing out of, or connected with the aforesaid business, or power, or any part or parts thereof, provided the same be not inconsistent with the law under which this Corporation is organized.

     That the foregoing enumeration of specific powers shall not restrict in any manner the general power of the Corporation as conferred by the laws of the State of New York upon Corporations organized under the Business Corporation Law.

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
               THIRD: The amount of the total authorized capital stock of this Corporation is Two Hundred (200) shares, common, without nominal or par value.

               FOURTH: The office of the Corporation is to be located in Massapequa, Town of Oyster Bay, County of Nassau, State of New York. The address within the State to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is:

               BERNARD NAPARSTEK
               1130 North Broadway
               Massapequa, N.Y.


               FIFTH: The name and post office address of the subscriber and incorporator to this Certificate of Incorporation is as follows:

               BERNARD NAPARSTEK
               1130 North Broadway
               Massapequa, New York

               SIXTH:  The subscriber to this Certificate is of full age.

               SEVENTH: That the Secretary of State is designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served.

               IN WITNESS WHEREOF, I have made and subscribed this Certificate of Incorporation this 20th day of June, 1968.

1130 North Broadway                               /s/ Bernard Naparstek
Massapequa, New York                              ---------------------------

STATE OF NEW YORK)
                 ) ss.:
COUNTY OF NASSAU )


               On this 20th day of June, 1968, before me personally came BERNARD NAPARSTEK, to me known and known to me to be the individual described in and who executed the above Certificate of Incorporation and he duly acknowledged to me that he executed the same.

                                                  /s/ Stuart R. Gordon
                                                  ---------------------------



                                STUART R. GORDON
                        NOTARY PUBLIC, STATE OF NEW YORK
                           Qualified in Nassau County
                       Commission Expires March ??, 1970


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